 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Second Amendment”), effective as of the 1st day of July, 2005, by and between CHAMPION INDUSTRIES, INC., a West Virginia corporation, with offices at 2450 First Avenue, Huntington, West Virginia 25703 (“Borrower”) and UNITED BANK, INC., a West Virginia state banking corporation, with offices at 2889 Third Avenue, Huntington, West Virginia 25702 (“UBI”).

WHEREAS, Borrower and UBI executed and delivered on August 1, 2003, a Revolving Credit Agreement (the “Credit Agreement”); and

WHEREAS, Borrower and UBI executed and delivered effective October 31, 2004, a First Amendment to Revolving Credit Agreement (“First Amendment”); and

WHEREAS, Borrower and UBI desire to modify and amend Section 1.1 of the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual and separate agreement, conditions, covenants and warranties of the parties hereto, and further good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

Borrower and UBI agree as follows:

1. As of the effective date of this Second Amendment to the Credit Agreement, Section 1.1 of the Credit Agreement is hereby amended and modified as to the meaning of “Maturity or Maturity Date” to and shall read as follows:
“Maturity or Maturity Date shall mean July 31, 2008.”

2. The execution and delivery of this Second Amendment has been duly authorized by any and all necessary action on the part of the Borrower and the Subsidiary Guarantors, and no authorization, approval or consent by, or filing with any governmental or public regulatory authority is necessary therefore.

3. All terms and conditions of the (i) Credit Agreement, (ii) First Amendment, (iii) Revolving Credit Note and (iv) the Subsidiaries Guaranty and (v) all other documents relating to the transactions contemplated by the Credit Agreement are and shall remain in full force and effect and shall be binding upon the parties hereto, it being expressly understood that all such documents are herewith modified and amended to recognize the new Maturity Date of the Credit Agreement.

4. Borrower and the Subsidiary Guarantors hereby reaffirm all of the terms and provisions of (i) Credit Agreement, (ii) First Amendment, (iii) Revolving Credit Note and (iv) the Subsidiaries Guaranty and (v) all other documents relating to the transactions contemplated by the Credit Agreement.

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this First Amendment as of the day and year first above written.
CHAMPION INDUSTRIES, INC.,
a West Virginia corporation

By:  /s/ Todd R. Fry

Print Name: Todd R. Fry
Title: Senior Vice President and Chief Financial Officer

UNITED BANK, INC., a West Virginia
state banking corporation

By:  /s/ Linda J. Pleasants

Print Name: Linda J. Pleasants
Title: Vice President

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	INTERFORM CORPORATION By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	U.S. TAG & TICKET COMPANY, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	THE CHAPMAN PRINTING COMPANY, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

    WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	STATIONERS, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	DONIHE GRAPHICS, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	THE MERTEN COMPANY By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	BOURQUE PRINTING, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	SMITH & BUTTERFIELD CO., INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	DALLAS PRINTING COMPANY, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

    WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	CAROLINA CUT SHEETS, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	CHMP LEASING, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	BLUE RIDGE PRINTING COMPANY, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

      WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	ROSE CITY PRESS By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	CAPITAL BUSINESS EQUIPMENT, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Janet S. Carter Print Name: Janet S. Carter Title: Assistant Secretary	DIEZ BUSINESS MACHINES, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

     WITNESS undersigned signatories to the Subsidiaries Guaranty, herewith acknowledge and consent to the First Amendment to Revolving Credit Agreement, effective as of the 1st day of July, 2005, with the intent to be legally bound hereby.

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	TRANSDATA SYSTEMS, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	INDEPENDENT PRINTING SERVICE, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	THOMPSON'S OF MORGANTOWN, INC. By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Vice President and Chief Financial Officer

ATTEST: /s/ Toney K. Adkins Print Name: Toney K. Adkins Title: Vice President	SYSCAN CORPORATION By: /s/ Todd R. Fry Print Name: Todd R. Fry Title: Secretary